SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



          Date of Report (Date of earliest event reported): May 7, 1999



                               JAMESON INNS, INC.
             (Exact name of Registrant as specified in its charter)




                Georgia              0-23256                   58-2079583
            (State or other        (Commission File         (I.R.S. Employer
            jurisdiction of           Number)              Identification No.)
             incorporation)


                       8 Perimeter Center East, Suite 8050
                           Atlanta, Georgia 30346-1603
               (Address of principal executive offices) (Zip Code)


                                 (770) 901-9020
              (Registrant's telephone number, including area code)





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Item 2.  Acquisition  or  Disposition  of Assets.

On May 7, 1999, the merger of Signature Inns, Inc., an Indiana corporation, with and into the Registrant, Jameson Inns, Inc. was consummated. As a result of the merger, each of the outstanding shares of Signature Inns, Inc. common stock was converted into one-half share of the common stock of the Registrant plus a cash payment $1.22. In addition, holders of the Signature Inns, Inc. common stock also received a cash dividend of $.28 per share, which was declared and paid for the purpose of distributing the estimated amount of the earnings and profits of Signature Inns, Inc. in order to maintain the Registrant's compliance with the tax rules governing real estate investment trusts. In addition, each share of the Signature Inns, Inc. $1.70 Cumulative Convertible Preferred Stock, Series A, no par value, was converted into one share of newly authorized $1.70 Series A Cumulative Convertible Preferred Stock, par value $1.00 per share, of the Registrant. Additional information regarding this transaction is contained in the joint proxy statement/prospectus of the two companies dated March 26, 1999, which was included as Part I of the Registration Statement of the Registrant on Form S-4, File No. 333-74149 (the "Joint Proxy Statement"), which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a) The required financial statements of Signature Inns, Inc. are not included in this report because substantially the same information was included in the Annual Report of Signature Inns, Inc. on Form 10-KSB filed for the year ended December 31, 1998 (File No. 0-9659) which is incorporated by reference into the Joint Proxy Statement and which financial statements are incorporated herein by reference.

(b) The pro forma financial information required in connection with the reported transaction is not included in this report because substantially the same information was included in the section of the Joint Proxy Statement captioned "Summary - Selected Pro Forma Financial Statements".

(c) Exhibits.

1. Agreement and Plan of Merger dated January 27, 1999 by and between Signature Inns, Inc. and Jameson Inns, Inc. is incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 of the Registrant, File No. 333-74149.

2. Articles of Amendment to the Articles of Incorporation of the Registrant containing the Designation of Preferences, Rights, Privileges and Restrictions of $1.70 Series S Cumulative Convertible Preferred Stock are incorporated by reference to Exhibit 3.6 to the Registration Statement on Form S-4 of the Registrant, File No. 333-74149.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JAMESON INNS, INC.


 Date: May 21, 1999                 By /s/Craig R. Kitchin
                                       ---------------------------
                                       Craig R. Kitchin, President





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                                  EXHIBIT INDEX




Exhibit Number      Description

1............       Agreement and Plan of Merger dated January 27, 1999
                    by and between  Signature  Inns, Inc. and Jameson Inns, Inc.
                    is   incorporated   by  reference  to  Exhibit  2.1  to  the
                    Registration  Statement on Form S-4 of the Registrant,  File
                    No. 333-74149.

2............       Articles  of   Amendment   to  the   Articles  of
                    Incorporation  of the Registrant  containing the Designation of Preferences, Rights, Privileges and Restrictions of $1.70
                    Series  S   Cumulative   Convertible   Preferred   Stock  is
                    incorporated by reference to Exhibit 3.6 to the Registration
                    Statement on Form S-4 of the Registrant, File No. 333-74149.